Exhibit 99.41

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-G

KEY PERFORMANCE FACTORS
March 31, 2000



Expected B Maturity 07/15/2004


Blended Coupon 6.4028%


Excess Protection Level
3 Month Average   5.75%
March, 2000   5.85%
February, 2000   6.08%
January, 2000   5.32%


Cash Yield19.39%


Investor Charge Offs 4.70%


Base Rate 8.85%


Over 30 Day Delinquency 4.65%


Seller's Interest 8.73%


Total Payment Rate15.20%


Total Principal Balance$49,480,326,758.32


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,321,526,239.83